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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-A


                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                            Unisphere Networks, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                                                  522142617
-----------------------                                      -------------------
(State of incorporation                                         (IRS Employer
    or organization)                                         Identification No.)


              One Executive Drive, Chelmsford, Massachusetts 01824
              ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


If this form relates to the                  If this form relates to the
registration of a class of                   registration of a class of
securities pursuant to Section               securities pursuant to Section
12(b) of the Exchange Act and is             12(g) of the Exchange Act and is
effective pursuant to General                effective pursuant to General
Instruction A.(c), please check the          Instruction A.(d), please check the
following box. [ ]                           following box. [X]


Securities Act registration statement file number to which this form relates:

                                    333-43144
                                 ---------------
                                 (If applicable)


Securities to be registered pursuant to Section 12(b) of the Act:     None


Title of Each Class                              Name of Each Exchange on Which
to be so registered                              Each Class is to be Registered
-------------------                              ------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock, $.01 par value per share
                     --------------------------------------
                                (Title of Class)



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Item 1:  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-43144) is incorporated herein by reference.

Item 2:  EXHIBITS.

The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

     2. Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

     3. Bylaws of the Registrant, incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

     4. Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.



                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                            Unisphere Networks, Inc.


                                            By: /s/ Suzanne M. Zabitchuck
                                                --------------------------------
                                                Suzanne M. Zabitchuck
                                                General Counsel and Secretary

October 27, 2000